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                                                                      EXHIBIT 16

United States Securities and Exchange Commission
Division of Corporation Finance
Washington, D.C.  20549

      RE:   ROCKVILLE FINANCIAL, INC.
            PRE-EFFECTIVE AMENDMENT TO FORM S-1, FILED MARCH 1, 2005 FILE NUMBER 333-121421

Dear Sirs:

      We have read Rockville Financial, Inc.'s statements included under the caption "Experts" of its Prospectus included in Pre-Effective Amendment No. 1 to its Registration Statement on Form S-1, and we agree with such statements concerning our firm.

                                                 Sincerely,

                                                 /s/ McGladrey & Pullen, LLP

                                                 McGladrey & Pullen, LLP